PILGRIM(SM)
---------------------------
FUNDS FOR SERIOUS INVESTORS




                                                                PRIME RATE TRUST


                                                                   Annual Report










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                                                               February 29, 2000
                                                                   Annual Report

                            Pilgrim Prime Rate Trust

                                  ANNUAL REPORT

                                February 29, 2000

                                   ----------

                                Table of Contents

Chairman's Message..........................................................   2
Letter to Shareholders......................................................   3
Statistics and Performance..................................................   6
Performance Footnotes.......................................................   8
Additional Notes and Information............................................   9
Portfolio of Investments....................................................  10
Statement of Assets and Liabilities.........................................  20
Statement of Operations.....................................................  21
Statements of Changes in Net Assets.........................................  22
Statement of Cash Flows.....................................................  23
Financial Highlights........................................................  24
Notes to Financial Statements...............................................  26
Report of Independent Auditors..............................................  31
Tax Information.............................................................  32
Fund Advisors and Agents....................................................  33

                                        1
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                            Pilgrim Prime Rate Trust

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CHAIRMAN'S MESSAGE
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Dear Shareholder:


We are pleased to present the Annual Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Manager will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find the twelve-month results a reflection of Pilgrim's philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

     1.   Preservation of capital

     2.   Participation in rising markets

     3.   Outperformance in falling markets

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
April 5, 2000

                                        2
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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Dear Shareholders:


The objective of Pilgrim Prime Rate Trust (the "Trust") is to deliver a high current yield consistent with the preservation of capital. During the most recent fiscal year the Trust has paid it's 142nd consecutive dividend while month-end calculations of net asset value ("NAV") have ranged between $9.28 and $8.91. Based on the $0.792 of dividends declared during the year, and the average month-end net asset value ("NAV") per share, the annualized distribution rate was 8.73%.(1) Beginning in June 1999, the Federal Reserve has raised the Federal Funds Rate five times in .25% increments, from 4.75% to 6.00% at the March 2000 meeting. The Federal Reserve is attempting to slow U.S. economic growth and avoid a rise of inflation. The Trust maintains ultra-short duration investments with weighted average interest rate resets of 31 days at year-end.

THE TRUST

The Trust holds a diversified portfolio of leveraged loans made to American and Canadian corporations. All loans are made in US dollars. The Trust buys these loans from large banks and financial institutions. The loans typically mature between seven and ten years but are generally repaid within five years. Interest rates on the loans are based on LIBOR or Prime Rate and reset every thirty to ninety days. Consequently, the Trust's investments exhibit lower price volatility than corporate bonds, whose prices fluctuate in response to changes in interest rates.

THE LOAN MARKET

The leveraged loan market grew to $320 billion in calendar 1999 and continued to grow in 2000. This represents a 17% increase; up from $273 billion in 1998.

The leveraged loan market has grown more liquid in recent years. The market is still considered relatively illiquid however. In response to this increased liquidity the Trust and other closed-end funds investing in leveraged loans have recently announced revised valuation procedures. On a daily basis, the Trust now uses market quotes to value its senior loans when the Trust believes that multiple and reliable market quotes are available and reflect current value. Senior Loans that can not be valued based on market quotes will continue to be valued using the Trust's valuation procedures, which ascertain the current value of a loan based on fundamental analysis. As of year-end, more than 25% of the portfolio was valued using daily market quotes.

We expect liquidity in the leveraged loan market will continue to improve as more investors enter the market.

PERFORMANCE OF THE TRUST

FOR THE YEAR ENDED FEBRUARY 29, 2000, THE TRUST:

INCREASED QUARTER-END DISTRIBUTION RATES. The average annualized distribution rates based on net asset value have increased quarter over quarter consistent with rising short-term interest rates.

                    February 29, 2000             9.13%
                    November 30, 1999             8.68%
                    August 31, 1999               8.66%
                    May 31, 1999                  8.47%

                                        3
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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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The Trust's  annualized  market  yield based on the February  2000  dividend was
10.25%. This represents an attractive yield advantage over many others variable and fixed income investment products.

DURING THE QUARTER ENDED FEBRUARY 29, 2000, THE TRUST:

PAID A RELATIVELY HIGH LEVEL OF CURRENT INCOME. Based on the $0.203 of dividends declared for the quarter, the annualized distribution rate based on NAV of 9.13% exceeded average 60 day LIBOR rates for the quarter by 3.16%. This yield also exceeded the average Prime Rate for the quarter of 8.57% by 0.60%.

MAINTAINED A HIGH LEVEL OF DIVERSIFICATION. The Trust managed 179 senior loans with an average investment size of $9.3 million at the end of the quarter. These loans represented 31 industry sectors, 16 of which individually accounted for no more than 3% of total assets. At the end of the quarter, the Trust's largest industry sector was Telecommunications, which represented 9.6% of total assets.

ADDED 14 NEW SENIOR LOAN INVESTMENTS. The Trust's transaction sources allowed it to approve new investments sponsored by 7 different loan syndication sources. The average LIBOR spread for these new loans is 3.10%. The weighted average spread across the portfolio was 3.30% at February 29th. Notable assets added to the portfolio include: Voicestream Wireless, Tripoint Global Communications, Synthetic Industries and American Cellular Corp.

Utilized leverage to improve performance. As of February 29th the Trust had $484 million outstanding on its leveraging facilities. That represented 28.3% of total assets. The average cost of leverage during the quarter was 6.49% versus the weighted average spread of portfolio investments for the quarter of 9.53%.

We encourage your questions and comments.

/s/ James R. Reis

James R. Reis
Executive Vice President
Director of Senior Lending

/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager


Pilgrim Prime Rate Trust
February 29, 2000

                                        4
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                            Pilgrim Prime Rate Trust

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SHAREHOLDER LETTER FOOTNOTES
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(1)  The distribution rate is calculated by dividing the total  distributions of
     $0.792 per share by the average month-end net asset value (in the case of NAV) or the average month-end NYSE composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of February 29, 2000
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                            PORTFOLIO CHARACTERISTICS

     Net Assets                                              $1,217,339,108
     Assets Invested in Senior Loans*                        $1,659,514,502
     Total Number of Senior Loans                                       179
     Average Amount Outstanding per Loan                         $9,271,031
     Total Number of Industries                                          31
     Average Loan Amount per Industry                           $53,532,726
     Portfolio Turnover Rate (YTD)                                      71%
     Weighted Average Days to Interest Rate Reset                   31 days
     Average Loan Maturity                                        57 months
     Average Age of Loans Held in Portfolio                       11 months

* Includes loans and other debt received through restructures


                          TOP TEN INDUSTRIES AS A % OF

                                                      NET ASSETS   TOTAL ASSETS
                                                      ----------   ------------

Telecommunications                                       13.5%         9.6%
Buildings and Real Estate                                 8.3%         5.9%
Chemicals, Plastics and Rubber                            8.2%         5.8%
Containers, Packaging and Glass                           6.4%         4.5%
Residential/Long Term Care and Hospitals                  6.3%         4.4%
Leisure, Amusement, Motion Pictures and Entertainment     6.1%         4.3%
Ecological                                                5.9%         4.2%
Electronics                                               5.8%         4.1%
Textiles and Leather                                      5.6%         4.0%
Hotels, Motels, Inns and Gaming                           5.5%         3.9%

                          TOP 10 SENIOR LOANS AS A % OF

                                                      NET ASSETS   TOTAL ASSETS
                                                      ----------   ------------
Allied Waste Industries                                   4.8%         3.4%
Mafco Finance Corp.                                       2.8%         2.0%
Nextel Finance Corp.                                      2.7%         1.9%
Lyondell Petrochemical Co.                                2.7%         1.9%
Ventas Inc.                                               2.1%         1.5%
Wyndham International                                     1.9%         1.3%
Voicestream Wireless                                      1.8%         1.3%
Boston Chicken                                            1.8%         1.3%
Papa Gino's Inc.                                          1.7%         1.2%
Pathmark Stores, Inc.                                     1.6%         1.2%

                                        6
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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of February 29, 2000
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                          YIELDS AND DISTRIBUTION RATES

                                                      Average        Average
                              (NAV)       (MKT)      Annualized     Annualized
                     Prime  30-Day SEC  30-Day SEC  Distribution   Distribution
Quarter-ended        Rate     Yield A     Yield A   Rate at NAV B  Rate at MKT B
-------------        ----     -------     -------   -------------  -------------
February 29, 2000    8.75%     8.90%       9.67%        9.13%           9.84%
November 30, 1999    8.50%     8.11%       7.87%        8.68%           8.35%
August 31, 1999      7.75%     8.74%       8.43%        8.66%           8.33%
May 31, 1999         7.75%     8.78%       8.40%        8.47%           8.20%


                          AVERAGE ANNUAL TOTAL RETURNS

                                                     NAV         MKT
                                                    -----       ------
     1 Year                                         5.67%       -5.88%
     3 Years                                        7.18%        2.36%
     5 Years                                        7.74%        8.00%
     10 Years                                       7.80%         N/A
     Since Trust Inception F,H                      8.18%         N/A
     Since Initial Trading on NYSE G                 N/A         7.95%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

                  Performance data represents past performance
                     and is no guarantee of future results.

                      See performance footnotes on page 8.

                                        7
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                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
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(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

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                            Pilgrim Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
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SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2000 Dividends:

     DECLARATION DATE              EX-DATE                  PAYABLE DATE
     ----------------              -------                  ------------
     January 31                    February 8               February 23
     February 29                   March 8                  March 22
     March 31                      April 6                  April 24
     April 28                      May 8                    May 22
     May 31                        June 8                   June 22
     June 30                       July 6                   July 24
     July 31                       August 8                 August 22
     August 31                     September 7              September 22
     September 29                  October 6                October 23
     October 31                    November 8               November 22
     November 30                   December 7               December 22
     December 19                   December 27              January 11, 2001

Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

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                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of February 29, 2000
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                                  SENIOR LOANS*
          (Dollar weighted portfolio interest reset period is 31 days)

Principal
 Amount                                                                         Loan        Stated
(000's)                          Industry/Borrower                              Type       Maturity       Value
---------    --------------------------------------------------------------   --------     --------   --------------
             AEROSPACE AND DEFENSE: 5.4%
$ 14,775     Avborne (aircraft maintenance)                                   Term B       06/30/03   $   14,775,000
   8,725     Erickson Air-Crane Co. (heavy lift helicopters)                  Term B       12/31/04        8,462,889
   8,728     New Piper Aircraft, Inc. (aircraft manufacturer)                 Term         04/15/05        8,727,876
   6,360     Piedmont Aviation Services (airport facility operator)           Term B       07/23/06        6,359,840
   6,360      Piedmont Aviation Services                                      Term C       07/23/07        6,359,840
   2,483     Stellex Industries, Inc. (aerospace & defense parts mfg.)        Term B       09/30/06        2,482,955
   3,711     Technetics Corp. (aircraft engine components)                    Term         06/20/02        3,711,426
  14,946     Transtar Metals, Inc. (aluminum distribution)                    Term B       01/20/06       14,591,451
                                                                                                      --------------
                                                                                                          65,471,277
                                                                                                      --------------
             AUTOMOBILE: 5.2%
   4,963     Autosystems Manufacturing, Inc. (automotive lighting)            Term B       05/31/04        4,367,000
   4,963      Autosystems Manufacturing, Inc.                                 Term C       05/31/05        4,367,000
   2,865     Breed Technologies (airbags/seatbelts)(2)                        Term         12/31/00        1,694,054
   3,974      Breed Technologies(2)(3)                                        Revolver     04/18/04        2,349,361
   2,975      Breed Technologies(2)(3)                                        Term A       04/18/04        1,758,923
   9,800     Cambridge Industries, Inc. (automotive plastics)                 Term B       06/30/05        9,310,000
   9,320     Capital Tool & Design (brake backing plates)                     Term B       07/19/03        9,320,369
   8,767     Global Metal Technologies, Inc. (automotive parts)               Term B       03/12/05        8,767,420
  10,962     Safelite Glass Corp. (automobile windshield replacement)         Term B       12/23/04        9,318,232
  10,962      Safelite Glass Corp.                                            Term C       12/23/05        9,318,232
   3,317     Venture Holdings (automotive plastics)                           Term B       04/05/05        3,316,667
                                                                                                      --------------
                                                                                                          63,887,258
                                                                                                      --------------
             BEVERAGE, FOOD AND TOBACCO: 3.2%
   2,833     Edward's Baking Co. (food service bakery)                        Term A       09/30/03        2,691,666
   3,292      Edward's Baking Co.                                             Term B       09/30/05        3,127,083
   3,292      Edward's Baking Co.                                             Term C       09/30/05        3,127,083
  13,650     Empire Kosher Poultry (kosher chicken and poultry)               Term B       07/31/04       13,650,000
   6,001     Imperial Sugar Corp. (sugar producer)                            Term A       12/31/03        6,001,367
   5,590      Imperial Sugar Corp.                                            Term B       12/31/05        5,589,561
   4,613     Otis Spunkmeyer (baked goods)                                    Term B       12/31/05        4,613,350
                                                                                                      --------------
                                                                                                          38,800,110
                                                                                                      --------------
             BROADCASTING: 3.8%
   4,000     Charter Communications Cable Telecom (cable television)          Term B       03/17/08        4,007,916
   5,000     Charter Communications Operating, LLC CCVI
             (cable television)                                               Term B       11/01/08        5,019,140
   2,500     Charter Communications Operating, LLC CCVIII
             (cable television)                                               Term B       02/02/08        2,511,328
   1,610     Liberman Broadcasting, Inc. (radio/TV broadcasting)              Revolver     03/31/05        1,609,600
   7,680      Liberman Broadcasting, Inc.                                     Term B       09/30/05        7,680,000
   5,000     Susquehanna Media (radio broadcasting)                           Term B       06/30/08        4,995,625
  16,957     Telemundo (television broadcasting)                              Term B       12/28/06       16,957,500
   3,620     Z Spanish (radio broadcasting)                                   Term         05/26/00        3,620,000
                                                                                                      --------------
                                                                                                          46,401,109
                                                                                                      --------------

                                       10
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                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of February 29, 2000
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
Principal
 Amount                                                                         Loan        Stated
(000's)                          Industry/Borrower                              Type       Maturity       Value
----------   ------------------------------------------------------------     ----------   --------   --------------
             BUILDINGS AND REAL ESTATE: 8.3%
  $ 6,000    Dayton Superior Corp. (concrete/masonry accessories)             Term         09/29/05   $    5,997,498
    6,002    Juno Lighting (access / track lighting)                          Term B       11/30/06        6,000,012
    7,721    Kevco, Inc. (manufactured home components)                       Term B       02/02/05        7,721,110
    9,790    Meditrust Corp. (real estate investment trust)                   Revolver     07/15/01        9,789,950
    6,500     Meditrust Corp.                                                 Term D       07/15/01        6,500,000
   10,000    National Golf Operating Partnership (golf course REIT)           Term B       07/22/04       10,000,000
    4,975    Prison Realty (owner / operator of prison facilities)            Term C       12/31/02        4,981,219
   11,233    Tree Island Industries (nail and wire products)                  Term B       03/31/03       11,233,000
    6,187    US Aggregates (aggregate, asphalt, concrete manufacturer)        Term B       03/31/06        6,187,143
    7,479    Vantas, Inc. (executive office suite provider)                   Term B       09/04/09        7,479,138
    1,043    Ventas, Inc. (real estate investment trust)                      Term A       12/31/02        1,043,142
      522     Ventas, Inc.                                                    Term B       12/31/05          521,571
   23,621     Ventas, Inc.                                                    Term C       12/31/07       23,620,873
                                                                                                      --------------
                                                                                                         101,074,656
                                                                                                      --------------
             CARGO TRANSPORT: 2.6%
    1,779    American Commercial Lines (dry cargo carrier)                    Term B       06/30/06        1,761,911
    2,552     American Commercial Lines                                       Term C       06/30/07        2,527,211
    2,709    Evergreen International Aviation, Inc. (air cargo carrier)       Term         05/31/02        2,699,411
    1,024     Evergreen International Aviation, Inc.                          Term B       05/31/02        1,020,063
      385     Evergreen International Aviation, Inc.                          Term B-1     05/07/03          383,895
    9,000    Gemini Air Cargo (air cargo carrier)                             Term         08/12/05        9,000,000
    4,987    Havco Wood Products, Inc. (tractor trailer flooring)             Term B       09/30/06        4,987,500
    8,955    Omnitrax, Inc. (rail operator)                                   Term         05/12/05        8,954,545
                                                                                                      --------------
                                                                                                          31,334,536
                                                                                                      --------------
             CHEMICALS, PLASTICS AND RUBBER: 8.2%
    9,745    Acadia Elastomers Corp. (rubber/plastic seals & pistons)         Term         02/17/04        9,744,526
   11,114    Cedar Chemical Corp. (specialty chemicals)                       Term B       10/30/03       11,113,503
   14,888    Euro United Corp. (plastic products)(3)(4)                       Term B       05/31/01       11,910,000
    6,750    Foam Fabricator Inc. (styrofoam products)                        Term A       03/05/05        6,750,000
    3,509    Foamex, L.P. (polyurethane foam)                                 Term B       06/30/05        3,508,885
    3,190     Foamex, L.P.                                                    Term C       06/30/06        3,189,896
    2,428    Huntsman Corp. (industrial chemicals)                            Revolver     12/31/02        2,428,158
      476     Huntsman Corp.                                                  Term A       12/31/02          472,786
    4,975    Identity Group, Inc. (rubber product manufacturer)               Term B       05/07/07        4,975,000
   30,381    Lyondell Petrochemical Company (petrochemicals)                  Term A       06/30/03       30,434,052
    2,784     Lyondell Petrochemical Company                                  Term B       06/30/05        2,816,186
    4,592    NEN Life Sciences Products (biochemicals)                        Term B       12/31/04        4,591,837
    3,500    Synthetic Industries (industrial chemicals)                      Term B       12/14/07        3,527,346
    4,611    Texas Petrochemical Corp. (industrial petrochemicals)            Term B       06/30/04        4,611,111
                                                                                                      --------------
                                                                                                         100,073,286
                                                                                                      --------------

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                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                         Loan        Stated
(000's)                           Industry/Borrower                             Type       Maturity       Value
----------   -------------------------------------------------------------    ----------   --------   --------------
             CONTAINERS, PACKAGING AND GLASS: 6.4%
  $8,955     Blue Ridge Paper Products (paper producer)                       Term B       05/14/06   $    8,954,928
   8,171     Crown Paper Co. (paper and pulp manufacturer)                    Term B       08/22/03        8,170,661
  17,770     Gaylord Container Corporation (corrugated containers)            Term         06/19/03       17,770,000
   5,000     Impaxx Inc. (industrial labeling / packaging)                    Term C       12/31/05        5,000,000
  16,837     Lincoln Pulp & Eastern Fine (specialty paper)                    Term         08/31/04       16,837,497
     528      Lincoln Pulp & Eastern Fine                                     Term A       12/31/00          527,699
   2,487     Mediapak Corporation (media packaging)                           Term B       12/31/05        2,487,441
   2,487      Mediapak Corporation                                            Term C       12/31/06        2,487,441
   9,850     Pretium Packaging LLC (plastic packaging)                        Term B       07/29/06        9,850,020
   5,498     RIC Holdings Inc. (Riverwood) (paper and pulp company)           Term A       02/28/03        5,485,022
                                                                                                      --------------
                                                                                                          77,570,709
                                                                                                      --------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING: 2.8%
   9,900     Allied Digital Technologies Corp. (multimedia manufacturer)      Term B       12/31/05        9,900,000
   6,710     General Cable Corp. (copper cable manufacturer)                  Term B       05/24/07        6,707,358
   3,980     Holmes Products Corp. (consumer products manufacturer)           Term B       02/15/07        3,980,000
   5,836     Private Business, Inc. (software manufacturer)                   Term B       08/19/06        5,836,403
   6,965     United Pet Group (pet supplies manufacturer)                     Term B       03/31/06        6,965,000
                                                                                                      --------------
                                                                                                          33,388,761
                                                                                                      --------------
             DIVERSIFIED/CONGLOMERATE SERVICES: 4.5%
   4,975     Barjan Products (distributor to truck stops)                     Term B       05/31/06        4,975,000
   2,807     Enterprise Profit Solutions Corp. (business services
             outsourcing)                                                     Term         06/14/01        2,807,143
  30,635     Mafco Financial Corp. (diversified services and
             entertainment)                                                   Term A       04/16/00       30,634,615
   3,938      Mafco Financial Corp.                                           Revolver     04/16/00        3,937,500
   9,975     Outsourcing Solutions (accounts receivable management)           Term B       06/01/06        9,957,853
   1,244     URS Corp. (consulting company)                                   Term B       06/09/06        1,243,750
   1,244      URS Corp.                                                       Term C       06/09/07        1,243,750
                                                                                                      --------------
                                                                                                          54,799,611
                                                                                                      --------------
             ECOLOGICAL: 5.9%
  27,273     Allied Waste (waste management)                                  Term B       07/12/06       26,379,818
  32,727      Allied Waste                                                    Term C       07/12/07       31,676,236
   5,100     Clean Harbors, Inc. (environmental services)                     Term         05/08/01        5,100,000
   9,263     Rumpke (waste management)                                        Term A       09/26/02        9,262,500
                                                                                                      --------------
                                                                                                          72,418,554
                                                                                                      --------------
             EDUCATION & CHILDCARE: 1.9%
   9,234     Children's Discovery Centers (daycare and education)             Term         08/10/04        9,234,375
  10,156     The Brown Schools (behavioral healthcare services)               Term B       06/30/04       10,156,250
   4,063      The Brown Schools                                               Term C       06/30/05        4,062,500
                                                                                                      --------------
                                                                                                          23,453,125
                                                                                                      --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                         Loan        Stated
(000's)                          Industry/Borrower                              Type       Maturity       Value
----------   ------------------------------------------------------------     ----------   --------   --------------
             ELECTRONICS: 5.8%
  $   469    Decision One Corp. (computer equipment/services)(2)(3)           Revolver     08/31/03   $      234,643
    2,649     Decision One Corp.(2)(3)                                        Term A       08/31/03        1,324,408
    7,250     Decision One Corp.(2)(3)                                        Term B       08/31/05        3,625,095
    1,461     Decision One Corp.(2)(3)                                        Term C       08/31/05          730,657
    9,453    Dynamic Details Silicon, Inc. (circuit board manufacturer)       Term B       04/22/05        9,452,960
    4,323    Electro Mechanical Solutions (computer enclosure
             manufactuer)                                                     Term B       06/30/04        4,106,920
    5,348    Intri-Plex Technologies, Inc. (disk drive component
             manufacturer)                                                    Term         09/30/02        4,278,261
    7,000    Knowles Electronics (transducers manufacturer)                   Term B       06/29/07        6,970,831
    9,000    Mitel Corporation (semiconductor manufacturer)                   Term B       06/02/04        8,999,972
    9,008    Sarcom, Inc. (systems integration)                               Term         11/20/02        9,007,937
    2,889    Semiconductor Components (semiconductors)                        Term B       08/04/06        2,918,588
    3,111     Semiconductor Components                                        Term C       08/04/07        3,143,290
    7,453    Stonebridge Technologies, Inc. (enterprise computing
             systems/services)                                                Term         07/27/05        7,453,125
    8,293    Viasystems Group, Inc. (electronic equipment)                    Term C       06/30/05        8,292,869
                                                                                                      --------------
                                                                                                          70,539,556
                                                                                                      --------------
             FINANCE: 5.0%
      837    Alliance Data Systems (financial services)                       Term A       03/04/06          837,058
   14,700     Alliance Data Systems                                           Term B       10/31/05       14,700,000
    2,149     Alliance Data Systems                                           Term         03/04/06        2,149,295
    6,762    Bridge Information Systems (news services)                       Term B       05/29/05        6,761,573
    2,097     Bridge Information Systems                                      Lease-4      04/01/01        2,097,798
    4,039     Bridge Information Systems                                      Lease-6      04/01/01        4,038,983
    5,794    National Partnership Investments Corp. (asset management)        Term         06/30/01        5,793,725
    5,141    Rent -A-Center, Inc. (home appliances rental company)            Term B       01/31/06        5,106,028
    6,888     Rent -A-Center, Inc.                                            Term C       01/31/07        6,840,640
    9,000    United Rental, Inc. (equipment leasing)                          Term C       06/30/06        8,978,955
    3,833    Value Asset Management, Inc. (money management)                  Term B       04/28/03        3,833,333
                                                                                                      --------------
                                                                                                          61,137,388
                                                                                                      --------------
             GROCERY: 2.1%
    5,000    Grand Union Capital Corporation (retail grocery)                 Term         08/17/03        4,983,335
    1,983    Pathmark Stores, Inc. (retail grocery)                           Revolver     06/15/01        1,983,471
    4,115     Pathmark Stores, Inc.                                           Term A       06/15/01        4,114,613
   13,969     Pathmark Stores, Inc.                                           Term B       12/15/01       13,968,766
      506    Schwegmann Giant Supermarket (retail grocery)(1)(3)              Term B       07/30/02          303,668
                                                                                                      --------------
                                                                                                          25,353,853
                                                                                                      --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                         Loan        Stated
(000's)                         Industry/Borrower                               Type       Maturity       Value
----------   ---------------------------------------------------------        ----------   --------   --------------
             HOME AND OFFICE FURNISHINGS, HOUSEWARES AND
             DURABLE CONSUMER PRODUCTS: 2.6%
    $723     American Blind and Wallpaper (furniture and home
             furnishings)                                                     Term         12/29/05   $      722,983
   8,560     Desa International (heaters and fireplaces)                      Term B       11/26/04        8,479,750
   4,983     ICON Health & Fitness Co. (exercise equipment)                   Term B       11/29/04        4,982,813
   5,036      ICON Health & Fitness Co.                                       Term C       03/01/05        5,036,048
   4,750      ICON Health & Fitness Co.                                       Term         08/31/04        4,750,000
   2,151     Imperial Home Decor Group(wall covering)(2)(3)                   Term A       03/13/05        1,613,257
   3,818      Imperial Home Decor Group(2)(3)                                 Term B       03/13/05        2,863,845
   1,492      Imperial Home Decor Group(2)(3)                                 Term C       03/13/06        1,119,275
   2,492      Imperial Home Decor Group(2)(3)                                 Revolver     03/13/05        1,867,935
                                                                                                      --------------
                                                                                                          31,435,906
                                                                                                      --------------

             HOTELS, MOTELS, INNS AND GAMING: 5.5%
   3,000     Aladdin Gaming, LLC (hotel casino)                               Term B       02/28/06        3,000,000
   4,500      Aladdin Gaming, LLC                                             Term C       02/28/06        4,500,000
   4,950     Extended Stay America (long-term hotels)                         Term B       12/31/03        4,920,612
   3,000     Felcor Lodging Trust (hotel/lodging)                             Term B       03/31/04        3,000,000
   2,992     Horseshoe Gaming Holdings (hotel casino)                         Term B       09/30/06        3,006,529
   5,989     Pebble Beach Co. (golf resorts)                                  Term B       07/30/06        6,017,791
  10,000     Station Casinos, Inc. (hotel casino)                             Term         12/31/05       10,000,000
   9,975     Strategic Hotel Capital, Inc. (hotel/lodging)                    Term B       11/09/04       10,012,406
   5,000     Wyndham Int'l. (hotel owner operator)                            Term         06/30/04        4,935,155
  18,500      Wyndham Int'l.                                                  Term         06/30/06       18,040,386
                                                                                                      --------------
                                                                                                          67,432,879
                                                                                                      --------------
             INSURANCE: 1.0%
   2,235     TRG Holdings Corp. (insurance run-off)                           Term         01/07/03        2,235,000
   9,900     USI Holdings (insurance brokerage)                               Term         09/17/04        9,900,000
                                                                                                      --------------
                                                                                                          12,135,000
                                                                                                      --------------
             LEISURE, AMUSEMENT, MOTION PICTURES
              AND ENTERTAINMENT: 6.1%
   3,675     AMFAC Parks and Resorts (park services operator)                 Term B       09/04/04        3,647,438
   3,675      AMFAC Parks and Resorts                                         Term C       09/30/04        3,647,438
   9,437     Fitness Holdings Worldwide (owner/operator of fitness
             centers)                                                         Term B       11/01/06        9,429,535
   8,437      Fitness Holdings Worldwide                                      Term C       11/01/07        8,425,637
   9,800     Four Media Co. (film services)                                   Term B       09/10/04        9,800,000
  10,000     Metro-Goldwyn-Mayer (Media and broadcast)                        Term A       03/31/05        9,820,830
   9,000      Metro-Goldwyn-Mayer                                             Term B       03/31/06        8,908,596
  14,925     Panavision, Inc. (movie cameras)                                 Term B       06/05/05       14,925,000
   5,000     SFX Entertainment (concert promotion / venue operation)          Term B       06/30/06        5,003,125
                                                                                                      --------------
                                                                                                          73,607,599
                                                                                                      --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Loan       Stated
(000's)                          Industry/Borrower                               Type      Maturity       Value
----------   ------------------------------------------------------------     ------------ --------   --------------
             MACHINERY (NONAGRICULTURE, NONCONSTRUCTION,
              NONELECTRONIC): 2.5%
 $  5,000    Alliance Laundry Systems (commercial laundry equipment)          Term B       05/01/05   $    5,000,000
   14,925    Anthony Crane (equipment rental)                                 Term B       07/20/06       14,925,000
   8,313     Clearing-Niagara (metal stamping press manufacturer)(2)(3)       Term         10/18/04        6,234,549
    4,671    Morris Material Handling (industrial cranes)                     Term B       03/31/05        4,670,693
                                                                                                      --------------
                                                                                                          30,830,242
                                                                                                      --------------
             MEDICAL SERVICES & PRODUCTS: 3.7%
    1,959    Caremark, Rx (physician practice management)                     Term A       06/09/01        1,959,443
      956     Caremark, Rx                                                    Term B       06/09/01          955,641
   10,000    Compdent Corp. (dental benefits provider)                        Term B       06/30/06       10,000,000
    3,317    Concentra Operating Company, Inc.
             (occupational health management)                                 Term B       06/30/06        3,316,667
    1,658     Concentra Operating Company, Inc.                               Term C       06/30/07        1,658,333
    5,721    Dade Behring (medical diagnostic equipment)                      Term B       06/30/06        5,736,743
    5,721     Dade Behring                                                    Term C       06/30/07        5,736,743
    4,887    Doshi Diagnostics Imaging Service (radiology and medical
             testing)                                                         Term         05/15/05        4,887,500
    3,428    Healthcare Direct, Inc. (medical device retailer)                Term A       08/01/04        3,427,800
    4,038     Healthcare Direct, Inc.                                         Term B       08/01/06        4,038,500
    2,898    Vision Twenty-One, Inc. (eye care physician practice
             management)                                                      Term C       06/30/05        2,898,018
                                                                                                      --------------
                                                                                                          44,615,388
                                                                                                      --------------
             MINING, STEEL, IRON AND NONPRECIOUS METALS: 0.3%
    3,750    National Refractories, Inc. (kiln lining materials)              Term C       09/30/01        3,750,000
                                                                                                      --------------
                                                                                                           3,750,000
                                                                                                      --------------
             OIL AND GAS: 3.9%
    9,000    Clark Refining and Marketing (petroleum refining/
             distribution)                                                    Term         11/15/04        9,000,000
   12,967    Key Energy Group, Inc. (oil field services)                      Term B       10/26/04       12,991,814
    7,276     Key Energy Group, Inc.                                          Revolver     10/26/03        7,066,815
                                                                              Delayed

    1,470    Perf-O-Log (oil field services)                                  Term (B)     08/11/03        1,470,000
    3,910     Perf-O-Log                                                      Term B       08/11/03        3,910,000
    2,456     Perf-O-Log                                                      Term C       08/11/04        2,456,250
   11,092    Plains Scurlock LP (oil pipeline)                                Term B       06/29/04       11,091,627
                                                                                                      --------------
                                                                                                          47,986,506
                                                                                                      --------------
             PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 4.7%
  35,275     Boston Chicken, Inc. (quick service restaurant)(2)(3)            Lease C      10/17/98       17,637,494
    4,223     Boston Chicken, Inc.(2)(3)                                      Revolver A   10/17/98        2,111,555
    5,379     Boston Chicken, Inc.(2)(3)                                      Revolver B   12/01/99        2,689,605
    4,761    Brickman Group, Inc. (landscaping)                               Term B       12/31/05        4,760,968
    8,781    Coinmach Laundry Corp. (commercial/industrial laundry)           Term B       06/30/05        8,780,692
    2,290    Papa Gino's, Inc. (quick service restaurants)                    Term A-2     08/31/04        2,289,636
    3,768     Papa Gino's, Inc.                                               Term A       02/19/02        3,768,250
   14,577     Papa Gino's, Inc.                                               Term B       02/19/04       14,576,739
                                                                                                      --------------
                                                                                                          56,614,939
                                                                                                      --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                         Loan        Stated
(000's)                           Industry/Borrower                             Type       Maturity         Value
----------   --------------------------------------------------------------   ----------   --------   --------------
             PERSONAL AND NONDURABLE CONSUMER PRODUCTS: 3.1%
  $1,468     AM Cosmetics (cosmetics and skin care products)                  Revolver     05/30/04   $    1,468,396
   1,305      AM Cosmetics                                                    Term A       06/30/03        1,305,151
   2,610      AM Cosmetics                                                    Term B       12/31/04        2,610,303
   1,960     American Safety Razor (consumer products)                        Term A       04/30/05        1,960,000
   6,250     Buhrmann NV (office products distribution)                       Term B       10/26/07        6,299,219
   3,944     Centis (office and legal supplies)                               Term B       09/30/05        3,944,444
   3,456      Centis                                                          Term C       09/30/06        3,456,250
   8,440     Medtech Products (non-prescription consumer medications)         Term B       10/15/02        8,439,642
   3,170     Norwood Promotional Products (licensed products)                 Term B       05/12/06        3,173,815
   2,824      Norwood Promotional Products                                    Term C       11/30/06        2,827,059
   1,128     Paint Sundry Brands, LLC (paint brushes & accessories)           Term B       08/11/05        1,127,549
   1,104      Paint Sundry Brands, LLC                                        Term C       08/11/06        1,104,305
                                                                                                      --------------
                                                                                                          37,716,133
                                                                                                      --------------
             PERSONAL TRANSPORTATION: 0.8%
   9,846     Neoplan USA Corporation (transit bus manufacturer)               Term B       05/29/05        9,845,704
                                                                                                      --------------
                                                                                                           9,845,704
                                                                                                      --------------
             PRINTING AND PUBLISHING: 2.0%
   3,282     Von Hoffman Press, Inc. (textbook manufacturer)                  Term B       05/22/04        3,282,143
  10,662      Von Hoffman Press, Inc.                                         Term C       05/22/05       10,662,500
   9,850     Weider Publications, Inc. (magazine publications)                Term         09/18/05        9,850,000
                                                                                                      --------------
                                                                                                          23,794,643
                                                                                                      --------------
             RESIDENTIAL LONG-TERM CARE & HOSPITALS: 6.3%
   6,243     Community Health Systems (accute care hospitals)                 Term B       12/31/03        6,210,131
   6,243      Community Health Systems                                        Term C       12/31/04        6,212,728
   6,429      Community Health Systems                                        Term D       12/31/05        6,399,662
   6,000     Covenant Care California, Inc. (long-term healthcare)            Term         04/30/01        6,000,000
  14,338     Fountain View, Inc. (long-term healthcare)                       Term B       03/31/04       14,338,235
   4,401     Mellon Financial Services Corp. #4 (long-term care)              Lease(C)     09/30/04        3,740,641
   2,766     Genesis Health Ventures, Inc. (elderly healthcare & support)     Term A       09/30/03        2,351,366
   3,489     Genesis Multicare Co. (elderly healthcare & support)             Term A       09/30/03        2,965,716
   1,285     Magellan Health Services (managed behavioral care)               Term B       02/28/05        1,284,891
   1,285      Magellan Health Services                                        Term C       02/28/06        1,284,891
  14,705     Paragon Health Network, Inc.(2)(3)                               Term B       04/30/05        9,558,572
   8,798      Paragon Health Network, Inc.(2)(3)                              Term C       03/31/06        5,718,762
  13,134     Vencor, Inc. (long-term healthcare)(2)(3)                        Term B       05/05/05       11,163,954
                                                                                                      --------------
                                                                                                          77,229,549
                                                                                                      --------------
             RETAIL STORES: 3.6%
   9,849     Amscan Holdings, Inc. (party goods)                              Axel(A)      12/31/04        9,849,246
   3,652     CSK Auto, Inc. (auto parts retailer)                             Term B       10/31/03        3,642,870
     666     Murray's Discount Auto Stores (auto parts retailer)              Revolver     01/26/06          665,833
  13,651      Murray's Discount Auto Stores                                   Term         06/30/03       13,651,155
   3,476     Peebles, Inc. (department store chain)                           Term A       04/30/01        3,476,012
  12,774      Peebles, Inc.                                                   Term B       04/30/02       12,774,465
                                                                                                      --------------
                                                                                                          44,059,581
                                                                                                      --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

Principal
 Amount                                                                         Loan        Stated
(000's)                           Industry/Borrower                             Type       Maturity       Value
---------    --------------------------------------------------------------   --------     --------   --------------
             TELECOMMUNICATIONS: 13.5%
 $ 8,167     American Celluar Corporation (rural cellular phone operator)     Term B       12/29/00   $    8,166,667
   9,333      American Celluar Corporation                                    Term C       12/29/00        9,333,333
   2,500     American Tower LP (telecommunication towers)                     Term B       12/31/07        2,518,555
   4,950     ICG Communications, Inc. (telecom / CLEC)                        Term B       03/31/06        4,950,000
   2,801     Microcell Connexions Inc. (wireless communications)              Term B       03/17/06        2,802,538
   8,000      Microcell Connexions Inc.                                       Term E       03/17/06        8,017,504
   9,536     Nextel Communications Inc. (wireless communications)             Lease        03/15/06        9,536,207
  16,500     Nextel Finance Co. (wireless communications)                     Term B       06/30/08       16,718,939
  16,500      Nextel Finance Co.                                              Term C       12/31/08       16,718,939
   2,109     Pacific Coin (pay phone operator)                                Term A       12/31/02        2,003,175
   6,615      Pacific Coin                                                    Term B       12/31/04        6,284,250
   7,450     Paging Network, Inc. (wireless messaging)                        Revolver     12/31/04        7,450,000
   2,000     Pegasus Media & Communications (cable distributor)               Term B       04/30/05        2,005,835
   6,000     Pinnacle Towers, Inc. (telecommunication towers)                 Term B       06/30/07        6,000,000
   9,958     Teletouch Communications (wireless messaging)                    Term B       11/30/04        9,958,333
  10,000     Teligent, Inc. (facility-based wireless communications)          Term         07/01/02       10,000,000
   7,045     Tripoint Global Communications (antenna manufacturer)            Term B       05/28/06        7,045,320
  12,000     TSR Wireless, LLC (wireless messaging)                           Term         06/30/05       12,000,000
  22,500     Voicestream Wireless (personal communications services)          Term B       02/25/09       22,500,000
                                                                                                      --------------
                                                                                                         164,009,595
                                                                                                      --------------
             TEXTILES AND LEATHER: 5.6%
   9,219     Accessory Network Group (personal/clothing accessories)          Term B       08/13/05        9,219,112
   8,363     Galey & Lord (textile manufacturer)                              Term B       03/23/05        8,362,693
   5,932      Galey & Lord                                                    Term C       03/23/06        5,932,380
   4,268     Harriet & Henderson (yarn manufacturer)                          Term A       06/12/00        4,268,158
     420      Harriet & Henderson                                             Term C       01/20/04          419,553
   6,650     Humphreys, Inc. (belts and personal leather goods)               Term B       11/15/03        6,317,500
   9,975     Malden Mills (textile/apparel manufacturer)                      Term B       10/28/06        9,975,000
   4,554     Scovill Fasteners Inc. (metal/plastic fasteners)                 Term         11/26/03        4,553,571
   8,421     Targus Group International, Inc. (computer luggage)              Term B       01/05/05        8,421,032
   1,427      Targus Group International, Inc.                                Term C       01/05/05        1,427,294
   9,851     Tartan Textile Services (commercial linen supply)                Term B       05/13/05        9,850,756
                                                                                                      --------------
                                                                                                          68,747,049
                                                                                                      --------------
               Total Senior Loans -- 136.3%                                                            1,659,514,502
                                                                                                      --------------
               (Cost $1,677,876,130)

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

                              OTHER CORPORATE DEBT

Principal
 Amount                                                                   Loan              Stated
(000's)                        Industry/Borrower                          Type             Maturity        Value
---------    -------------------------------------------------------    --------           --------     -----------
             AUTOMOBILE: 0.5%
   6,000     Capital Tool & Design (brake backing plates)               Sub. Note          07/26/03     $ 6,000,000
                                                                                                        -----------
                                                                                                          6,000,000
                                                                                                        -----------
             FINANCE: 0.8%
 $10,000     Value Asset Management, Inc. (money management)            Sr.Sub. Bridge     08/31/05      10,000,000
                                                                                                        -----------
                                                                                                         10,000,000
                                                                                                        -----------
             PERSONAL AND NONDURABLE CONSUMER PRODUCTS: 0.4%
   2,764     AM Cosmetics (cosmetics and skin care products)            Senior Sub         05/30/07       2,764,003
   2,875     Paint Sundry Brands, LLC (paint brushes & accessories)     Sub. Note          08/11/08       2,875,000
                                                                                                        -----------
                                                                                                          5,639,003
                                                                                                        -----------
               Total Other Corporate Debt -- 1.7%                                                        21,639,003
                                                                                                        -----------
               (Cost $18,875,000)

                        COMMON STOCK AND PREFERRED STOCK

 Shares
---------
               APPAREL PRODUCTS: 0.0%
  13,294       Butterick Company, Inc. (sewing aids)@(R)                                                $    17,653
                                                                                                        -----------
               DIVERSIFIED/CONGLOMERATE SERVICES: 0.0%
  60,056       Staff Leasing, Inc. (employee leasing)@                                                      330,308
                                                                                                        -----------
               HOME AND OFFICE FURNISHINGS: 0.1%
  80,400       American Blind and Wallpaper (furniture and home
                 furnishing)@(R)                                                                          1,045,200
                                                                                                        -----------
               PERSONAL AND NONDURABLE CONSUMER PRODUCTS: 0.0%
  37,197       AM Cosmetics (cosmetics and skin care products)@                                             385,617
                                                                                                        -----------
               RESTAURANTS: 0.5%
 413,980       America's Favorite Chicken Co. -- common (quick service
               restaurant chain)@(R)                                                                      5,733,623
                                                                                                        -----------
               TEXTILES AND LEATHER: 0.1%
 127,306       Dan River, Inc. -- common (diversified textiles)@                                            700,183
                                                                                                        -----------
                 Total Common Stock and Preferred Stock -- 0.7%                                           8,212,584
                                                                                                        -----------
                 (Cost $1,637,196)

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 29, 2000
--------------------------------------------------------------------------------

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

 Shares
--------
       1      Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
               Expires 10/30/03@(R)                                                             $        40,438
       1      Autotote Systems, Inc., Option representing 0.248% common
               shares issued and outstanding@(R)                                                             --
  10,000      Casden Properties Operation, 10,000 shares of junior Cumulative
               Preferred Partnership Units (Asset Management)(R)                                        250,000
  80,634      Capital Tool & Design, Warrants representing 80,634 common
               shares (brake backing plates)@(R)                                                        256,658
  19,000      Covenant Care, Inc., Warrants representing 19,000 common
               shares (long-term healthcare facilities)@(R)                                             177,270
     449      Murray's Discount, Warrants representing 5% equity stake on a
               fully diluted basis (retail stores)@(R)                                                        5
                                                                                                ---------------
                 Total Stock Purchase Warrants and Other Securities -- 0.1%                             724,371
                                                                                                ---------------
                (Cost $0)
                Total Investments (Cost $1,698,388,326) (5)                          138.8%     $ 1,690,090,460
                Liabilities in Excess of Cash and Other Assets -- Net                (38.8)%       (472,751,352)
                                                                                  --------      ---------------
                 Net Assets                                                          100.0%     $ 1,217,339,108
                                                                                                ===============

----------
@    Non-income producing security.
(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection.
(B)  Term Loan not fully drawn.
(C)  Synthetic Loan facility.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(3)  Loan is on non-accrual basis
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act and is in the process of developing a plan of reorganization.
(5) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,698,388,326 and net unrealized depreciation consists of the following:

        Gross Unrealized Appreciation      $  18,798,813
        Gross Unrealized Depreciation        (27,096,679)
                                           -------------
          Net Unrealized Depreciation      $  (8,297,866)
                                           =============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2000
--------------------------------------------------------------------------------


ASSETS:
Investments in securities at value (Cost $1,698,388,326)        $ 1,690,090,460
Receivables:
 Interest                                                            19,788,376
 Other                                                                   45,029
Prepaid expenses                                                        329,164
Prepaid arrangement fees on notes payable                               653,703
                                                                ---------------
   Total assets                                                   1,710,906,732
                                                                ---------------
LIABILITIES:
Notes payable                                                       484,000,000
Overdraft payable to custodian                                        1,926,781
Deferred arrangement fees on senior loans                             1,999,825
Accrued interest payable                                              3,139,584
Payable to affiliates                                                   251,677
Accrued expenses                                                      2,249,757
                                                                ---------------
   Total liabilities                                                493,567,624
                                                                ---------------
NET ASSETS (equivalent to $8.95 per share, based
 on 136,036,161 shares of beneficial interest
 authorized and outstanding, no par value)                      $ 1,217,339,108
                                                                ===============
Net Assets Consist of:
 Paid in capital                                                $ 1,286,204,996
 Undistributed net investment income                                 11,931,585
 Accumulated net realized loss on investments                       (72,499,607)
 Net unrealized depreciation of investments                          (8,297,866)
                                                                ---------------
   Net assets                                                   $ 1,217,339,108
                                                                ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Year Ended February 29, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest                                                          $ 148,319,651
Arrangement fees earned                                               3,650,648
Dividends                                                                22,500
Other                                                                 2,711,289
                                                                  -------------
 Total investment income                                            154,704,088
                                                                  -------------
EXPENSES:
Interest                                                             30,490,836
Investment management fees                                           13,076,669
Administration fees                                                   2,139,091
Revolving credit facility fees                                          582,010
Professional fees                                                       393,818
Reports to shareholders                                                 383,919
Transfer agent and registrar fees                                       378,922
Custodian fees                                                          362,732
Recordkeeping and pricing fees                                          228,839
Miscellaneous expense                                                    94,574
Trustees' fees                                                           64,898
Insurance expense                                                        24,202
                                                                  -------------
 Total expenses                                                      48,220,510
 Less: Earnings credits                                                 (10,437)
                                                                  -------------
 Net expenses                                                        48,210,073
                                                                  -------------
   Net investment income                                            106,494,015
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                    (37,913,867)
Change in unrealized depreciation of investments                     (2,330,185)
                                                                  -------------
 Net loss on investments                                            (40,244,052)
                                                                  -------------
   Net increase in net assets resulting from operations           $  66,249,963
                                                                  =============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  Year               Year
                                                                  Ended              Ended
                                                               February 29,       February 28,
                                                                   2000               1999
                                                             ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                        $   106,494,015    $    97,381,273
Net realized loss on investments                                 (37,913,867)        (6,313,758)
Change in unrealized depreciation on investments                  (2,330,185)        (7,547,808)
                                                             ---------------    ---------------
 Net increase in net assets resulting from operations             66,249,963         83,519,707

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                        (104,450,361)       (99,153,106)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                9,369,771         14,460,902
Sale of shares in connection with Shelf offerings                 43,604,392        169,335,030
                                                             ---------------    ---------------
 Net increase from capital share transactions                     52,974,163        183,795,932
                                                             ---------------    ---------------
 Total increase in net assets                                     14,773,765        168,162,533

NET ASSETS:
Beginning of year                                              1,202,565,343      1,034,402,810
                                                             ---------------    ---------------
End of year (including undistributed net investment income
 of $11,931,585 and $9,887,931, respectively)                $ 1,217,339,108    $ 1,202,565,343
                                                             ===============    ===============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                 1,031,864          1,537,475
Shares sold in connection with Shelf offerings                     4,798,146         17,904,188
                                                             ---------------    ---------------
 Net increase in shares outstanding                                5,830,010         19,441,663
                                                             ===============    ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Year Ended February 29, 2000
--------------------------------------------------------------------------------


INCREASE (DECREASE) in Cash
CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                              $   144,839,630
 Dividends received                                                      22,500
 Facility fees paid                                                    (894,461)
 Arrangement fee received                                             2,569,463
 Other income received                                                2,766,607
 Interest paid                                                      (29,876,126)
 Other operating expenses paid                                      (15,374,684)
 Purchases of portfolio securities                               (1,224,017,803)
 Proceeds from disposition of portfolio securities                1,220,401,356
                                                                ---------------
   Net cash provided by operating activities                        100,436,482
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                     (95,080,590)
 Overdraft financing                                                  1,039,716
 Proceeds from share offerings                                       43,604,392
 Loan advance                                                       (50,000,000)
                                                                ---------------
   Net cash flows used in financing activities                     (100,436,482)
                                                                ---------------
 Net change in cash                                                          --
 Cash at beginning of year                                                   --
                                                                ---------------
 Cash at end of year                                            $            --
                                                                ===============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations          $    66,249,963
                                                                ---------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Decrease in investments in securities                               36,627,605
 Increase in interest receivable                                     (3,480,021)
 Decrease in other assets                                                55,318
 Increase in prepaid arrangement fees on notes payable                 (312,451)
 Decrease in prepaid expenses                                           487,496
 Decrease in deferred arrangement fees on senior loans               (1,081,185)
 Increase in accrued interest payable                                   614,710
 Increase in payable to affiliates                                      251,677
 Increase in accrued expenses                                         1,023,370
                                                                ---------------
 Total adjustments                                                   34,186,519
                                                                ---------------
   Net cash provided by operating activities                    $   100,436,482
                                                                ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Years Ended February 28 or February 29,
                                     -------------------------------------------------------------------------------------
                                        2000          1999 (7)        1998 (7)       1997(7)         1996(6)       1995
                                     ----------      ----------      ----------     ----------      --------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                              $     9.24      $     9.34      $     9.45     $     9.61      $   9.66     $  10.02
Net investment income                      0.79            0.79            0.87           0.82          0.89         0.74
Net realized and unrealized gain
 (loss) on investments                    (0.30)          (0.10)          (0.13)         (0.02)        (0.08)        0.07
                                     ----------      ----------      ----------     ----------      --------     --------
Increase in net asset value from
 investment operations                     0.49            0.69            0.74           0.80          0.81         0.81
Distributions from net investment
 income                                   (0.78)          (0.82)          (0.85)         (0.82)        (0.86)       (0.73)
Increase in net asset value from
 share offerings                             --            0.03              --             --            --           --
Reduction in net asset value from
 rights offering                             --              --              --          (0.14)           --        (0.44)
Increase in net asset value from
 repurchase of capital stock                 --              --              --             --            --           --
                                     ----------      ----------      ----------     ----------      --------     --------
Net asset value, end of period       $     8.95      $     9.24      $     9.34     $     9.45      $   9.61     $   9.66
                                     ==========      ==========      ==========     ==========      ========     ========
Closing market price at end of
 period                              $     8.25      $     9.56      $    10.31     $    10.00      $   9.50     $   8.75
TOTAL RETURN
Total investment return at closing
 market price(3)                          (5.88)%          1.11%          12.70%         15.04%(5)     19.19%        3.27%(5)
Total investment return at net
 asset value(4)                            5.67%           7.86%           8.01%          8.06%(5)      9.21%        5.24%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $1,217,339      $1,202,565      $1,034,403     $1,031,089      $862,938     $867,083
Average borrowings (000's)           $  524,019      $  490,978      $  346,110     $  131,773      $     --     $     --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.00%(8)        1.05%(8)        1.04%          1.13%           --           --
 Expenses                                  2.79%(8)        2.86%(8)        2.65%          1.92%           --           --
 Net investment income                     6.12%(8)        6.00%           6.91%          7.59%           --           --
Ratios to average net assets:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.43%(8)        1.50%(8)        1.39%          1.29%           --           --
 Expenses                                  4.00%(8)        4.10%(8)        3.54%          2.20%         1.23%        1.30%
 Net investment income                     8.77%(8)        8.60%           9.23%          8.67%         9.23%        7.59%
Portfolio turnover rate                      71%             68%             90%            82%           88%         108%
Shares outstanding at end of
 period (000's)                         136,036         130,206         110,764        109,140        89,794       89,794

----------
(1)  Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------


                        Years Ended February 28 or February 29,
-----------------------------------------------------------------------------------
   1994          1993          1992             1991          1990           1989
---------     ---------     ---------        ---------     ---------       --------


$  10.05     $     9.96     $     9.97      $    10.00     $    10.00      $  10.00
    0.60           0.60           0.76            0.98           1.06          0.72

   (0.05)          0.01          (0.02)          (0.05)            --            --
--------     ----------     ----------      ----------     ----------      --------

    0.55           0.61           0.74            0.93           1.06          0.72

   (0.60)         (0.57)         (0.75)          (0.96)         (1.06)        (0.72)
      --             --             --              --             --            --

      --             --             --              --             --            --

    0.02           0.05             --              --             --            --
--------     ----------     ----------      ----------     ----------      --------
$  10.02     $    10.05     $     9.96      $     9.97     $    10.00      $  10.00
========     ==========     ==========      ==========     ==========      ========

$   9.25     $     9.13             --              --             --            --


    8.06%         10.89%            --              --             --            --

    6.28%          7.29%          7.71%           9.74%         11.13%         7.35%

$719,979     $  738,810     $  874,104      $1,158,224     $1,036,470      $252,998
$     --     $       --     $       --      $       --     $       --      $     --




      --             --             --              --             --            --
      --             --             --              --             --            --
      --             --             --              --             --            --



      --             --             --              --             --            --
    1.31%          1.42%          1.42%(2)        1.38%          1.46%(2)      1.18%(1)(2)
    6.04%          5.88%          7.62%(2)        9.71%         10.32%(2)      9.68%(1)(2)
      87%            81%            53%             55%           100%           49%(1)

  71,835         73,544         87,782         116,022        103,660        25,294

----------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

(8)  Calculated on total expenses before impact of earnings credits.

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 29, 2000
--------------------------------------------------------------------------------


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. SENIOR LOAN AND OTHER SECURITY VALUATION. On January 31, 2000, a new valuation policy went into effect. On a daily basis, the Trust will use market quotes to value its senior loans holdings when the Trust believes that multiple and reliable market quotes are available and reflect current value. Senior securities that cannot be valued based on market quotes, continue to be valued using the Trust's valuation procedures, which ascertain the current value of a loan based on fundemental analysis. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 29, 2000, the Trust had capital loss carryforwards for federal income tax purposes of approximately $66,511,648 which are scheduled to expire through February 28, 2008.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 29, 2000
--------------------------------------------------------------------------------

     accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. DISTRIBUTIONS TO SHAREHOLDERS. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles for items such as the treatment of short term capital gains. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 29, 2000 the Fund reclassified $1,830,561 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. DIVIDEND REINVESTMENTS. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. USE OF ESTIMATES. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. SHARE OFFERINGS. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the year ended February 29, 2000, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,224,017,803 and $1,219,424,272, respectively. At February 29, 2000, the Trust held senior loans valued at $1,659,514,502 representing 98.2% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 29, 2000
--------------------------------------------------------------------------------


principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                      Date of        Cost or
                                                                    Acquisition   Assigned Basis
                                                                    -----------   --------------
American Blind and Wallpaper -- Common                                01/12/99           --
America's Favorite Chicken Co. -- Common                              11/06/92         $  1
Autotote Systems, Inc. -- Option                                      02/26/97           --
Autotote Systems, Inc. -- Warrant                                     11/11/92           --
Butterick Company, Inc. -- Common                                     05/01/97           --
Capital Tool & Design -- Warrants                                     07/26/96           --
Casden Properties Operation -- Preferred Partnership Units            12/31/98           --
Covenant Care, Inc. -- Warrants                                       12/22/95           --
Murray's Discount -- Warrants                                         02/16/99           --
                                                                                       ----
Total restricted securities excluding senior loans (market value
 of $7,520,847 was 0.62% of net assets at February 29, 2000)                           $  1
                                                                                       ====

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings. Prior to August 6, 1998, the Investment Management Agreement compensated the Manager at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 million to $800 million; and 0.65% of average daily net assets plus borrowings in excess of $800 million.

The Manager reduced its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion. As of November 11, 1999, the management reduction fee agreement expired and currently the Manager is compensated at an annual rate of 0.80% of the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

The Trust has also entered into an Administration Agreement with Pilgrim Investments, Inc. to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $630 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR,

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 29, 2000
--------------------------------------------------------------------------------


the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at February 29, 2000, was $484 million, at a weighted average interest rate of 6.2%, which represented 28.4% of net assets plus borrowings. Average borrowings for the year ended February 29, 2000 were $524,019,126 and the average annualized interest rate was 5.9%.

As of February 29, 2000, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Alliance Data Systems                         $ 1,785,714
AM Cosmetics                                      163,043
Breed Technologies                                186,322
Decisione One Corp.                                59,000
Huntsman Corporation                            1,454,820
Key Energy Group                                3,424,000
Liberman Broadcasting, Inc.                       190,400
Mafco Finance Co.                               1,514,422
Meditrust Corp.                                 5,210,050
Murray's Discount Auto Stores                   1,334,167
Paging Network                                  2,550,000
Papa Gino's Inc.                                   47,235
Pathmark Stores Inc.                            3,283,824
Schwegmann Giant Super Market                   1,488,400
                                              -----------
                                              $22,691,397
                                              ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of February 29, 2000, share offerings pursuant to shelf registrations were as follows:

            Registration             Shares               Shares
                Date               Registered            Remaining
            ------------           ----------            ---------
               6/11/98             15,000,000                   --
               6/19/98             10,000,000            9,730,800
               9/15/98             25,000,000           19,325,222
               3/04/99              5,000,000            3,241,644

During the year ended February 29, 2000, expenses related to the offerings, in the amount of $282,921, were charged against the proceeds received upon issuance of the shares. In addition, Pilgrim Securities, Inc. a registered broker dealer and affiliate of the Trust earned $202,141 in commissions from the issuance of shares under the shelf offerings during the year ended February 29, 2000.

NOTE 6 -- CUSTODIAL EARNINGS CREDITS

State Street Bank, Kansas City ("SSBKC") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust. For the year ended February 29, 2000, the Trust received $10,437 in earnings credits from SSBKC.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the year ended February 29, 2000, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Manager at prices determined by the Manager to represent market prices. The cost of purchased loans was $33,352,962 and the proceeds and cost of sold loans were $102,266,473 and $102,425,352, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 29, 2000
--------------------------------------------------------------------------------


NOTE 8 -- SUBORDINATED AND UNCOLLATERALIZED LOANS

The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. The trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated and uncollateralized loans. As of February 29, 2000, the Trust held 2.1% of its total assets in subordinated and uncollateralized loans.

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to February 29, 2000, the Trust paid the following dividends from net investment income:

    Per Share Amount     Declaration Date     Record Date     Payable Date
    ----------------     ----------------     -----------     ------------
        $0.067              02/29/2000         03/10/2000      03/22/2000
         0.073              03/31/2000         04/10/2000      04/24/2000

            Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees
Pilgrim Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim Prime Rate Trust (the "Trust") as of February 29, 2000, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended February 29, 2000 and the financial highlights for each of the years in the five-year period ended February 29, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by other auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2000, by examination and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2000 through 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim Prime Rate Trust as of February 29, 2000, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period ended February 29, 2000 and the financial highlights for each of the years in the five-year period ended February 29, 2000, in conformity with generally accepted accounting principles.


                                        /s/ KPMG LLP


Los Angeles, California
March 31, 2000

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------


The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 29, 2000) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid during the fiscal year ended February 29, 2000:

                             Per Share
        Type of Dividend       Amount     Ex-Dividend Date    Payable Date
        ----------------      --------    ----------------    ------------
         Ordinary Income      $0.0590        03/08/99          03/22/99
                              $0.0660        04/08/99          04/22/99
                              $0.0630        05/06/99          05/24/99
                              $0.0660        06/08/99          06/22/99
                              $0.0640        07/08/99          07/22/99
                              $0.0670        08/06/99          08/23/99
                              $0.0670        09/08/99          09/22/99
                              $0.0650        10/06/99          10/22/99
                              $0.0680        11/08/99          11/22/99
                              $0.0630        12/08/99          12/22/99
                              $0.0670        12/28/99          01/13/00
                              $0.0690        02/08/00          02/23/00
                              -------
                   Total      $0.7840
                              =======

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 2000 net investment income dividends that qualify for the corporate dividends received deductions is 0%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 2000, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1999.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------


INVESTMENT MANAGER                    INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim Investments, Inc.             Call Pilgrim Prime Rate Trust
Two Renaissance Square                1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424


ADMINISTRATOR                         TRANSFER AGENT
Pilgrim Group, Inc.                   DST Systems, Inc.
Two Renaissance Square                P.O. Box 419368
40 North Central Avenue               Kansas City, Missouri 64141
Suite 1200
Phoenix, Arizona 85004-4424
1-800-992-0180


INDEPENDENT AUDITORS                  CUSTODIAN
KPMG LLP                              State Street Bank Kansas City
355 South Grand Avenue                801 Pennsylvania
Los Angeles, California 90071         Kansas City, Missouri 64105


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account Services
c/o Pilgrim Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424


TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

                                   PILGRIM(SM)
                          ---------------------------
                          FUNDS FOR SERIOUS INVESTORS


                                U.S. EQUITY FUNDS
                                Pilgrim MagnaCap
                            Pilgrim LargeCap Leaders
                         Pilgrim Research Enhanced Index
                          Pilgrim Growth Opportunities
                               Pilgrim Growth Fund
                             Pilgrim LargeCap Growth
                              Pilgrim MidCap Value
                          Pilgrim MidCap Opportunities
                              Pilgrim MidCap Growth
                             Pilgrim Growth + Value
                         Pilgrim SmallCap Opportunities
                             Pilgrim SmallCap Growth
                             Pilgrim Bank and Thrift

                           INTERNATIONAL EQUITY FUNDS
                            Pilgrim Worldwide Growth
                           Pilgrim International Value
                        Pilgrim International Core Growth
                      Pilgrim International SmallCap Growth
                         Pilgrim Emerging Markets Value
                           Pilgrim Emerging Countries
                           Pilgrim Asia-Pacific Equity

                                  INCOME FUNDS
                      Pilgrim Government Securities Income
                            Pilgrim Strategic Income
                               Pilgrim High Yield
                              Pilgrim High Yield II
                            Pilgrim High Total Return
                          Pilgrim High Total Return II
                              Pilgrim Money Market

                              EQUITY & INCOME FUNDS
                                Pilgrim Balanced
                               Pilgrim Convertible

     Prospectuses containing more infomration regarding the funds, including charge and expenses, may be obtained by calling Pilgrim Securities, Inc.,
   Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                PRANN 0200-042400